                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 12, 2004


                             BELL MICROPRODUCTS INC.
             (Exact name of Registrant as Specified in its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)



       000-21528                                                 94-3057566
(Commission File Number)                                       (IRS Employer
                                                            Identification No.)


                              1941 RINGWOOD AVENUE
                         SAN JOSE, CALIFORNIA 95131-1721
              (Address of Principal Executive Offices and Zip Code)


                                 (408) 451-9400
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 9.     REGULATION FD DISCLOSURE.

         Bell Microproducts Inc. is issuing a press release dated January 12, 2004, announcing updated fourth quarter guidance. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

         Information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in the Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BELL MICROPRODUCTS INC.


                                               By       /s/ James E. Illson
                                                  ------------------------------
Date:  January 12, 2004                           James E. Illson
                                                  Executive Vice President,
                                                  Finance and Operations and
                                                  Chief Financial Officer







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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             BELL MICROPRODUCTS INC.
                            EXHIBIT INDEX TO FORM 8-K



Date of Report:                                             Commission File No.:
January 12, 2004                                                       000-21528



EXHIBIT NO.                ITEM

      99.1                 Press Release dated January 12, 2004 with respect to fourth quarter guidance